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                                                                   EXHIBIT 10.43

                              FIRST AMENDMENT TO
                    NGC PROFIT SHARING/401(k) SAVINGS PLAN

     WHEREAS, NGC CORPORATION (the "Company") and other Employers have heretofore adopted the NGC PROFIT SHARING/401(k) SAVINGS PLAN (the "Plan") for the benefit of their eligible employees; and

     WHEREAS, the Company amended and restated the Plan on behalf of itself and the other Employers, effective as of January 1, 1998; and

     WHEREAS, the Company desires to further amend the Plan on behalf of itself and the other Employers;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 1998:

     1. The fourth and fifth paragraphs on page (i) of the Plan shall be deleted and the following shall be substituted therefor:

          "WHEREAS, the Company desires to restate the Plan and to amend the Plan in several respects, intending thereby to provide an uninterrupted and continuing program of benefits;

          NOW THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of January 1, 1998, except as otherwise indicated herein:"

     2. The parenthetical "(but excluding overtime payments and bonuses)" shall be deleted from Paragraph (12) of Section 1.1 of the Plan, and the parenthetical "(but excluding (i) overtime payments that are made with respect to overtime that is not regularly scheduled overtime and (ii) bonuses)" shall be substituted therefor.

     3. Paragraphs (64), (65) and (66) of Section 1.1 of the Plan shall be deleted and the following shall be substituted therefor:

           "(64) TRUST: The trust(s) established under the Trust Agreement(s) to hold and invest contributions made under the Plan and income thereon, and from which the Plan benefits are distributed.

           (64A) TRUST AGREEMENT: The agreement(s) entered into between the Company and the Trustee establishing the Trust, as such agreement(s) may be amended from time to time.

            (65) TRUST FUND: The funds and properties held pursuant to the provisions of the Trust Agreement for the use and benefit of the Members, together with all income, profits, and increments thereto.

            (66) TRUSTEE: The trustee or trustees qualified and acting under the Trust Agreement at any time."
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     4.   The second sentence of Section 5.3 of the Plan shall be deleted and the following shall be substituted therefor:

     "During such period, amounts that would otherwise be invested in Company Stock or other Company securities pursuant to Section 5.1 or an investment designation shall be invested in such other assets as the Committee may in its discretion determine, or the Trustee may hold such amounts uninvested for a reasonable period pending the purchase of such stock or securities."

     5. The second sentence of Section 5.5 of the Plan shall be deleted and the following shall be substituted therefor:

     "The Committee, in its discretion, may exercise or sell any such rights or privileges and shall direct the Trustee with respect to such matters."

     6. Section 13.6(k) of the Plan shall be deleted and the following shall be substituted therefor:

          "(k) To direct the Trustee pursuant to the provisions of the Trust Agreement and with respect to the matters described in Sections 5.3, 5.4 and 5.5;"

     7. Article XIV of the Plan shall be deleted and the following shall be substituted therefor:

                                     "XIV.

                    TRUSTEE AND ADMINISTRATION OF TRUST FUND
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          As a means of administering the assets of the Plan, the Company has entered into a Trust Agreement with CG Trust Company as Trustee. The administration of the assets of the Plan and the duties, obligations, and responsibilities of the Trustee shall be governed by the Trust Agreement. The Trust Agreement may be amended from time to time as the Company and the Trustee deem advisable in order to effectuate the purposes of the Plan.
     The Trust Agreement is incorporated herein by reference and thereby made a part of the Plan."

     8. The second sentence of Section 19.8 of the Plan shall be deleted and the following shall be substituted therefor:

     "All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law."

     9.   As amended hereby, the Plan is specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this ___ day of ________________________, 1998.

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NGC CORPORATION                            CG TRUST COMPANY, TRUSTEE


BY:                                        BY:
   -------------------------                  --------------------------
NAME:                                      NAME:
     -----------------------                    ------------------------
TITLE:                                     TITLE:
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